Filed Pursuant to 497(a)

File No 333-180267

Rule 482ad

Fifth Street Finance Corp. Prices

Public Offering of Common Stock

WHITE PLAINS, N.Y., September 11, 2012 — Fifth Street Finance Corp. (NASDAQ:FSC) (“Fifth Street”) today announced that it priced a public offering of 7,500,000 shares of its common stock at a public offering price of $10.79 per share for total gross proceeds of $80,925,000. All shares are being offered by Fifth Street. UBS Investment Bank, Goldman, Sachs & Co., J.P. Morgan and Wells Fargo Securities are acting as lead book-running managers for the offering. Deutsche Bank Securities, RBC Capital Markets and Stifel Nicolaus Weisel are acting as joint book-running managers and Raymond James, Maxim Group LLC and SMBC Nikko are acting as co-managers for the offering.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about September 14, 2012. Fifth Street has also granted the underwriters an option to purchase up to an additional 1,125,000 shares of common stock to cover over-allotments, if any.

Fifth Street intends to use the net proceeds from this offering to repay debt outstanding under its credit facilities. However, through re-borrowing under its credit facilities, it intends to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes.

The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: UBS Investment Bank, 299 Park Avenue, New York, New York 10171 (Attn: Prospectus Department or tel: (888) 827-7275); Goldman, Sachs & Co., 200 West Street, New York, New York 10282 (Attn: Prospectus Department, tel: (866) 471-2526 or prospectus-ny@ny.email.gs.com); J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 (Attn: Prospectus Department or tel: (866) 803-9204); and Wells Fargo Securities, 375 Park Avenue, New York, New York 10152 (Attn: Equity Syndicate Department, tel: (800) 326-5897 or cmclientsupport@wellsfargo.com). Investors are advised to carefully consider the investment objective, risks, charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Finance Corp.

Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Fifth Street Finance Corp.’s prospectus supplement and accompanying prospectus. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Senior Vice President of Finance & Head of Investor Relations

Fifth Street Finance Corp.

(914) 286-6855

dchoksi@fifthstreetfinance.com

Media Contact:

Steve Bodakowski

Prosek Partners

(203) 254-1300 ext. 141

Prosek-fifthstreet@Prosek.com